UNITED STATES OF AMERICA

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2023 (June 26, 2023)

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	001-35741	16-1237038
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Chemung Canal Plaza, Elmira, NY 14901

(Address of principal executive offices) (Zip Code)

(607) 737-3711

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	CHMG	Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.16e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 26, 2023, Chemung Canal Trust Company (the “Bank”), the wholly owned subsidiary of Chemung Financial Corporation (the “Corporation”), entered into a Post-Employment Consulting Agreement (the “Agreement”) with Karl F. Krebs (the “Consultant”), whose retirement as Chief Financial Officer and Treasurer of the Corporation, and Executive Vice President, Chief Financial Officer and Treasurer of the Bank will become effective as of July 1, 2023. The term of the Agreement will begin on July 1, 2023, and automatically end as of September 30, 2023, unless terminated earlier by mutual agreement of the parties, or upon the Consultant’s death, disability, or termination for cause. During the term of the Agreement, the Consultant will assist with the transition of the successor Chief Financial Officer of the Corporation and the Bank, continue to review all monthly financial reports, finance related materials for board meetings and regulatory filings, and perform other specialized projects assigned by the Chief Executive Officer, provided that the expected level of consulting services provided under the Agreement will not exceed fifteen (15) hours per week. The Bank will pay a consulting fee of $15,000 per month, for a total fee of $45,000 under the Agreement. During the term of the Agreement, the Consultant will not compete with or solicit employees or customers of the Bank.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Post-Employment Consulting Agreement attached hereto as Exhibit 10.1 of this Current Report on Form 8-K and incorporated by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.

10.1	Post-Employment Consulting Agreement by and between Chemung Canal Trust Company and Karl Krebs, dated June 26, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

June 29, 2023	By:

/s/ Karl F. Krebs
Karl F. Krebs
Chief Financial Officer and Treasurer